Investor Presentation July 6, 2021 Exhibit 99.2

Disclaimer This presentation (“Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to Cano Health, Inc. (“Cano”, “Cano Health” or the “Company”). The information contained herein does not purport to be all-inclusive, and the Company nor any of its affiliates, control persons, officers, directors, employees, or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness, or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains certain financial forecast information of Cano and its affiliates. Such financial forecast information constitutes forward-looking information, includes certain estimates and assumptions about recently acquired companies, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks, and uncertainties. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Forward-Looking Statements. Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. These statements include our beliefs regarding our financial position and operating performance, including our year ended December 31, 2021 and 2022, financial results; the estimated financial results of recently acquired companies, the growth of the Company’s business and its ability to realize expected results, including with respect to patient membership, revenue and earnings; the viability of its growth strategy, including with respect to entry into new markets, consummation of acquisitions and direct contracting opportunities; trends and developments in the healthcare industry, including with respect to U.S. healthcare laws and regulations, health plans and payers and the Company’s relationships with such plans and payers; the impact of the COVID-19 pandemic; the advantages and potential of its health management platform and tools; its visibility into future financial performance; its total addressable market; and the timing, structure, and use of proceeds of the Business Combination. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s filings with the Securities and Exchange Commission (SEC), as well as factors associated with companies, such as the Company, that are engaged in the healthcare industry, including the impact of the COVID-19 pandemic; competition in the healthcare industry; inability to recruit or retain a sufficient number of patients or physicians and other employees; changes to federal and state healthcare laws and regulations; changes to reimbursement rates; overall business and economic conditions affecting the healthcare industry, including conditions pertaining to health plans and payers; failure to develop new technology and products; and security breaches, loss of data or other disruptions. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The Company does not undertake any duty to update these forward-looking statements. Non-GAAP Financial Measures. Some of the financial information and data contained in this Presentation, such as EBITDA and Adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Cano Health believes these non-GAAP measures of financial results provide useful information regarding certain financial and business trends relating to Cano Health's financial condition and results of operations. Cano Health's management uses these non-GAAP measures to compare Cano Health's performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Cano Health believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Cano Health's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Cano Health does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Cano Health's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review Cano Health's audited financial statements filed with the SEC, and not rely on any single financial measure to evaluate Cano Health's business.

- Primary care-centric, technology-powered healthcare delivery and population health platform
- Provide capitated care for 197,000 members across 15 markets through 106 owned medical centers, over 1,000 employed and affiliate providers[1]
- Utilize CanoPanorama technology platform to drive superior clinical results at a lower cost

$1.5bn	2021E Revenue
$110mm	2021E Adj. EBITDA
40%+	Historical organic member growth CAGR
#1	Quality ranking from multiple Medicare & Medicaid Plans[2]
62%	Reduction in emergency room visits[3]

Note: See slide 24 for Adjusted EBITDA Reconciliation
(1) Members as of 3/31/2021 including Cano Health's medical center and affiliate model; market and provider stats as of 12/31/2020
(2) Based on Humana and CarePlus HEDIS reports
(3) Based on Cano Health's 411 ER visits per thousand patients in the Medical center model for the 12 months ended 3/31/21 as compared to the Medicare benchmark of 1,091

CanoHealth

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Recent Developments Cano shares began trading on the NYSE on June 4, 2021 Continued robust organic membership growth (37% organic in 4Q 20 and 43% organic in 1Q 21) Completed two large acquisitions: University Health Care (“University”) on June 14, 2021, and Doctor’s Medical Center (“DMC”) on July 2, 2021 Increased full-year 2021 and 2022 guidance. In contrast to prior guidance, which included projections for potential acquisitions, this guidance excludes the impact of any future acquisitions Future acquisitions would be accretive Received assignment of approximately 8,100 Medicare beneficiaries under the Centers for Medicare and Medicaid Services’ new Direct Contracting Entity (DCE) program Guidance excludes the potential upside impact of CMS’ Direct Contracting Entity (DCE) program

Proven Track Record of Organic Membership Growth Organic Growth: 58% 82% 47% 42% 43% 36% 60% 58% 37% 43% Total Growth: 83% 82% 47% 71% 66% 122% 253% 201% 155% ~221% Inorganic Organic Consistent organic membership growth supplemented by highly accretive acquisition strategy Membership Growth(1) Note: Organic growth represents all non-acquired growth, as well as growth from consolidating our existing affiliates and acquiring small nearby practices whose patients and facilities are blended with our nearby owned medical centers (1)Membership as of period end, except for 1Q 2021 which includes PF impact of completed acquisitions (~80,000 members) ~197,000 Pro Forma completed acquisitions

2021 Guidance Update ($ in millions) Prior 2021E Guidance 6/14/21 Including Potential Acquisitions Updated 2021E Guidance 7/6/21 Excluding Potential Acquisitions Total Revenue $1,400mm – $1,500mm ~$1,500mm Total Adjusted EBITDA(1) $100 – $110mm ~$110mm Total Members(2) 154,000 – 162,000 205,000 – 210,000 Total Owned Medical Centers 95 – 105 121 – 126 De Novo Openings 15 – 20 15 – 20 Note:See slide 24 for Adjusted EBITDA Reconciliation Adjusted EBITDA from acquisitions closed during the year only include the financial performance for the partial year since the effective date of the deal closure Membership as of period end In contrast to prior 2021 guidance, which included projections for potential acquisitions, updated guidance excludes the impact of any future acquisitions Acquisition pipeline remains robust; future acquisitions would be accretive to the below guidance Guidance continues to exclude the potential upside impact of CMS’ Direct Contracting Entity (DCE) program

2022 Guidance Update

- In contrast to prior 2022 guidance, which included projections for potential acquisitions, updated guidance excludes the impact of any future acquisitions
- Acquisition pipeline remains robust; future acquisitions would be accretive to the below guidance
- Guidance continues to exclude the potential upside impact of CMS' Direct Contracting Entity (DCE) program

($ in millions)	**Prior 2022E Guidance 3/4/21 Including Potential Acquisitions**	**Updated 2022E Guidance 7/6/21 Excluding Potential Acquisitions**
Total Revenue	$2,230mm	$2,230mm
Total Adjusted EBITDA	$135mm	$150mm
Total Members(1)	230,000	250,000
Total Owned Medical Centers	Not Disclosed	180
De Novo Openings	15-20+	54 – 59(2)

CanoHealth

Note: See slide 24 for Adjusted EBITDA Reconciliation
(1) Membership as of period end
(2) Contributes only ~1% of 2022E revenue

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Highly Scalable Geographic Footprint Note:3/31/2021 stats are pro forma for acquisitions (1)Based on Medicare market share in Cano Health's in Florida, Texas, Nevada, and Puerto Rico (2)Refers to owned medical centers (3)Capitated members as of period end Current and near-term markets Future expansion Current markets Near-term markets Accelerating growth avenues (building, buying, managing) to meet embedded demand < 1% total penetration in existing markets(1) Driving rapid and concentrated expansion in FL, TX, CA, NV, and other states Supplement organic growth with attractive acquisition opportunities 2017 2018 2019 2020 2021E 2022E Markets 2 3 7 15 ~20 ~30 Medical centers(2) 9 19 35 71 121-126 ~180 Members (in thousands)(3) 14k 25k 42k 106k 205k-210k ~250k

A Differentiated Value Based Primary Care Model Focus: Access, Quality, and Wellness with a capitated Medicare payment model Operating Model: Flexible – Medical centers and Affiliates Growth Strategy: Maintain optionality – buy, build, manage – acquire, de novo, affiliates QUALITY WELLNESS Cano@Home and Telehealth 24/7 Urgency Line Transportation Cano Life Physiotherapy Classes Care Coordination Preventive Screenings Disease Management National Care Platform… …with a Flexible Growth Model BUILD BUY MANAGE Enter new markets through select acquisitions of physician practices Expand Existing Centers De Novo Centers Existing Affiliates: Pipeline for Scale

Our Vision is to be America's Primary Care for Seniors

Cano Health Quadruple Goal

Deliver High-Quality Care	Reduce Costs through Proactive Engagement and Care Management	Provide Patients with a Superior Experience	Form Lifelong Bonds with Members
#1 Quality ranking from multiple Medicare and Medicaid plans[1]	**56%** Reduction in hospitalizations[2]	**77** Net Promoter Score[3]	**100%** Members on Cano Life Program[4]

CanoHealth

(1) Based on Humana and CarePlus HEDIS reports
(2) Based on Cano Health's 164 hospitalizations per thousand patients in the medical center model for the full year 2020 as compared to the Medicare benchmark of 370
(3) Based on membership weighted average score for quarter ending March 31, 2021
(4) Based on 2020 medical center model managed care members

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Delivering Superior Results for Patients Lower Mortality Rate(1) Fewer Hospital Admissions(2) Reduced ER Visits(3) 157 bps (37%) 206 (56%) 680 (62%) 4.30% 2.73% 370 164 1,091 411 4.7 out of 5.0 HEDIS Quality Score(4) Source:CMS; Avalere Health Medicare Advantage vs. Fee-for-Service Medicare population; Journal of Health Care Organization report (1)Based on Cano Health’s 2.73% mortality rate for patients in the medical center model for LTM 3/31/2021 as compared to the Medicare FFS benchmark of 4.3% (2)Based on Cano Health’s 164 hospital admissions per thousand patients in the medical center model for LTM 3/31/2021 as compared to the Medicare benchmark of 370 (3)Based on Cano Health’s 411 ER visits per thousand patients in the medical center model for LTM 3/31/2021 as compared to the Medicare benchmark of 1,091 (4)National average HEDIS score is 4.06 out of 5.00 (Mortality rate %) (Hospital admissions per 1000) (ER visits per 1000)

Cano Health’s Medical Claims Expense Ratio Improves with Member Tenure Medical Claims Expense Ratio(1) by MA Member Tenure Cano Health has a proven ability to improve Medical Claims Expense Ratios with patient tenure Source:Cano Health Internal Analysis with Third-Party Support Note:The members in this analysis represented 57% of Cano Health’s South Florida at-risk Medicare membership in 2019. Medical Claims Expense includes Part A, Part B, and Part D of Medicare (1)Reflects ratio of third-party medical claims expense divided by capitated revenue

Growth Strategy

Multi-Pronged Strategy to Drive Growth and Create Value Enter New Markets 13 new markets since 2017 Flexible Medical center and Affiliate growth model Cano-funded and payer-funded growth Execute on Acquisitions University and Doctor’s Medical Center acquisitions in 2021 Robust and growing pipeline of targets Drive Organic Growth Highly attractive organic growth ~50% current center capacity(1) 15-20 de novos in 2021E 54-59 de novos in 2022E Roll Out Direct Contracting Opportunity (1)Based on South Florida center capacity (2)Cano Health's wholly owned subsidiary for DCE is American Choice Healthcare, LLC Approved as a Direct Contracting Entity (“DCE”) by CMS, beginning April 1, 2021(2) Shifts Original Medicare patients to capitated care model Received assignment of approximately 8,100 beneficiaries

Highly Flexible Business Model

Medical Center Model

- ~300 primary care providers in 106 medical centers
- Full-service medical centers
- Best opportunity to drive outcomes
- Savings from improved outcomes entirely attribute to Cano

Affiliate Model

- 800+ affiliated providers
- Cano provides practice management and administrative support
- Shares in savings from improved outcomes and receives administrative fees


Source of additional center capacity
Scale and influence with payers

Cano Health's capital-efficient affiliate model accelerates growth and serves as a robust source of additional capacity

CanoHealth

Note: Providers and medical centers as of 3/31/2021, pro forma for acquisitions

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Cano Health Has A Proven Acquisition and Integration Strategy Successful acquisition and integration track record Robust pipeline of targets Highly fragmented industry Acquisition Process and Integration Cano Health has a proven ability and track record in supplementing its organic growth with acquisitions Detailed process blueprint and dedicated teams for acquisitions and integration Post-acquisition, Cano Health invests in marketing, IT, and operations for its acquired centers, which fosters increased enrollment, efficient workflows, and improves clinical outcomes Average integration period of 5 months Average increase in EBITDA in Year 1 of 41%(1) (1)Includes data for historical acquisitions, where available

Continuing to Execute on Accretive Acquisitions Cano continues to supplement its robust organic growth with accretive acquisitions with meaningful strategic benefits Scale and density in existing and adjacent markets with MA population density Longstanding payer relationships Highly visible and accessible locations Ease of integration Synergistic opportunities to increase Revenue growth and EBITDA margins $600mm acquisition ($540mm cash, $60mm equity) of University Health Care and its affiliates (“University”) on June 14, 2021 $300mm cash acquisition of Doctor’s Medical Center (“DMC”) on July 2, 2021

University Health Care Overview

UNIVERSITY Health Care

Company Overview

- University Health Care ("University") is a value-based primary care provider group in Florida
- Strategic rationale for the transaction includes:
  - Increase Medicare Advantage organic membership and revenue growth
  - Create synergies by adding affiliate providers to CanoPanorama and medical centers
  - Improve University's operating performance
  - Deliver improved outcomes to more patients
  - Expand Cano Health's leading market share in Florida

University Standalone Estimates

$355mm
Full-year 2021 revenue

$37mm
Full-year 2021 Adjusted EBITDA

Key Stats

25
year operating history in South Florida

13
medical centers

~24K
Medicare Advantage members

4.5
HEDIS quality score

~300
employed and affiliate providers

100%
of clinics have bi-lingual providers and clinical support staff

CanoHealth

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Doctor’s Medical Center Overview Company Overview Key Stats DMC Standalone Estimates 18 medical centers 14K ACA (Exchange) members 55 employed providers 50% of Medicaid population is Pediatric Doctor’s Medical Center (“DMC”) is a value-based primary care provider group in Florida Strategic rationale for the transaction includes: Provide targeted services in specialized Medicaid medical centers appropriate to its pediatric and adult members Increases capacity for Medicare Advantage members at existing Cano Health centers Leverages DMC’s Medicaid services for Cano Health’s Medicaid members Builds upon Cano Health’s strong relationship with Humana Allows Cano Health to serve all family members in their communities and capture age-in opportunities over time 31K Medicaid members 7K Medicare Advantage members $194mm Full-year 2021 revenue $22mm Full-year 2021 Adjusted EBITDA

1Q 2021 Pro Forma Business Mix Provides Both Diversity and Stability PF Membership by Product Line Members Members Note:Based on membership excluding fee for service patients as of 3/31/2021 and pro forma for acquisitions Revenue PF Capitated Revenue by Product Line PF Membership by Payer (108k) (53k) (35k) ($339mm) ($60mm) ($4mm) (77k) (30k) (24k) (8k) (39k)

Cano Health’s Growth Has Been Explosive 127% CAGR Membership(1) Revenue Adj. EBITDA 109% CAGR ($ in millions) ($ in millions) 117% CAGR (1)Membership as of period end (2)Pro forma for acquisitions PF Acquisitions Cano Health $138 (2) $1,603 (2)

Balance Sheet Update $244mm of net debt (1.8x net leverage) as of June 30, 2021 Reduced term loan interest rate from LIBOR + 4.75% to LIBOR + 4.25% Note: See slide 24 for Adjusted EBITDA Reconciliation ($ in millions) 6/30/21E Cash and Cash Equivalents $320mm Term Loan $547mm Other Debt $17mm Total Debt $564mm Net Debt $244mm On July 2, 2021, concurrent with DMC, borrowed $250mm through an unsecured debt facility Cano intends to refinance as market conditions warrant

Non-GAAP Financial Measures Reconciliation

	($ in millions)	Q1 20	Q2 20	Q3 20	Q4 20	Q1 21
	Net income (loss)	**(2.3)**	**(11.1)**	**(11.0)**	**(50.4)**	**(10.5)**
	Interest income	(0.1)	(0.1)	(0.0)	(0.1)	(0.0)
	Interest expense	3.7	5.7	12.3	12.3	10.6
	Income tax expense (benefit)	(0.0)	(0.0)	0.3	0.4	0.7
	Depreciation and amortization expense	3.4	4.0	5.4	5.7	5.8
	Reported EBITDA[1]	**4.7**	**(1.5)**	**7.0**	**(32.1)**	**6.6**
A	**Stock-based compensation**	0.1	0.1	0.1	0.2	0.1
B	**De novo losses**	1.4	1.0	2.0	4.3	5.5
C	**Acquisition transaction costs**	6.5	15.8	7.8	13.9	10.1
D	**Restructuring and other**	0.2	0.5	1.1	0.6	0.5
E	**Change in fair value of embedded derivative**	-	0.3	5.1	7.3	-
F	**Loss on extinguishment of debt**	-	-	-	23.3	-
	Adjusted EBITDA[1] [2]	**12.9**	**16.2**	**23.1**	**17.5**	**22.8**

A Represents non-cash compensation charges

B Represents de novo losses incurred up to 12 months post-opening

C Represents legal and professional fees related to historical acquisitions and debt financings

D Includes one-time legal, IT, severance and various other non-recurring items

E Consists primarily of changes to an embedded derivative identified in our debt agreement

F Represents one-time costs related to debt financing

CanoHealth

(1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. A non-GAAP financial measure is a performance metric that departs from GAAP because it excludes earnings components that are required under GAAP. Other companies may define non-GAAP financial measures differently and, as a result, our non-GAAP financial measures may not be directly comparable to those of other companies.

(2) Adjusted EBITDA is EBITDA adjusted to add back the effect of certain expenses, such as stock-based compensation expense, de novo losses (consisting of losses incurred in the twelve months after the opening of a new facility), acquisition transaction costs (consisting of transaction costs, fair value adjustments to contingent consideration, management fees and corporate development payroll costs), restructuring and other charges, fair value adjustments to an embedded derivative, and loss on extinguishment of debt. Adjusted EBITDA is a key measure used by our management to assess the operating and financial performance of our business in order to make decisions on allocation of resources.

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Non-GAAP Pro Forma LTM Adjusted EBITDA Reconciliation

	($ in millions)	LTM 3/31/21
	Net income (loss)	**($83.0)**
	Interest expense, net	40.7
	Income tax expense	1.4
	Depreciation and amortization	20.9
	Reported EBITDA[(1)]	**($20.0)**
A	Stock-based compensation	0.5
B	De novo losses	12.8
C	Acquisition transaction costs	47.6
D	Restructuring and other	2.7
E	Change in fair value of embedded derivative	12.7
F	Loss on extinguishment of debt	23.3
	Adjusted EBITDA[(1) (2)]	**$79.6**
	Acquired Adjusted EBITDA (LTM)[(3)]	39.5
	Doctor's Medical Center Adjusted EBITDA	18.9
	PF Adjusted EBITDA	**$138.0**

A Represents non-cash compensation charges

B Represents de novo losses incurred up to 12 months post-opening

C Represents legal and professional fees related to historical acquisitions and debt financings

D Includes one-time legal, IT, severance and various other non-recurring items

E Consists primarily of changes to an embedded derivative in previously repaid debt agreement

F Represents one-time costs related to previously repaid debt

CanoHealth

(1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. A non-GAAP financial measure is a performance metric that departs from GAAP because it excludes earnings components that are required under GAAP. Other companies may define non-GAAP financial measures differently and, as a result, our non-GAAP financial measures may not be directly comparable to those of other companies.

(2) Adjusted EBITDA is EBITDA adjusted to add back the effect of certain expenses, such as stock-based compensation expense, de novo losses (consisting of losses incurred in the twelve months after the opening of a new facility), acquisition transaction costs (consisting of transaction costs, fair value adjustments to contingent consideration, management fees and corporate development payroll costs), restructuring and other charges, fair value adjustments to an embedded derivative, and loss on extinguishment of debt. Adjusted EBITDA is a key measure used by our management to assess the operating and financial performance of our business in order to make decisions on allocation of resources.

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Members Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Medicare 17,526 18,252 23,833 31,302 38,674 72,576 72,806 74,644 75,488 Medicaid 10,091 9,852 10,332 10,215 12,834 16,585 19,169 19,314 21,801 ACA 9,840 10,115 10,792 11,749 19,606 Total Members 27,617 28,104 34,165 41,517 61,348 99,276 102,767 105,707 116,895 % Total Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Medicare 63% 65% 70% 75% 63% 73% 71% 71% 65% Medicaid 37% 35% 30% 25% 21% 17% 19% 18% 19% ACA - - - - 16% 10% 11% 11% 16% Total Members 100% 100% 100% 100% 100% 100% 100% 100% 100% Revenue PMPM Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Medicare $1,107 $1,132 $1,241 $994 $924 $847 $1,020 $954 $1,005 Medicaid $404 $521 $618 $460 $556 $747 $585 $606 $614 ACA - - - - $26 $18 $33 $17 $44 Total $846 $912 $1,039 $853 $701 $716 $837 $793 $777 Membership Mix and PMPM: Q1 2019 - Q1 2021

$ millions Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Medicare $57.4 $61.6 $77.4 $86.4 $106.0 $129.4 $220.6 $214.4 $225.9 Medicaid 12.4 15.9 18.5 14.3 20.9 34.0 31.3 34.7 38.6 ACA 0.0 0.0 0.0 0.0 0.8 0.6 1.1 0.6 2.5 Total Capitated Revenue 69.8 77.5 95.9 100.7 127.7 163.9 253.0 249.6 267.0 Other Revenue 4.4 4.1 5.4 6.6 7.6 7.3 10.2 10.1 13.1 Total Revenue $74.2 $81.6 $101.3 $107.3 $135.3 $171.2 $263.2 $259.7 $280.1 % Total Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Medicare 77% 75% 76% 81% 78% 76% 84% 83% 81% Medicaid 17% 20% 18% 13% 15% 20% 12% 13% 14% ACA 0% 0% 0% 0% 1% 0% 0% 0% 1% Total Capitated Revenue 94% 95% 95% 94% 94% 96% 96% 96% 95% Other Revenue 6% 5% 5% 6% 6% 4% 4% 4% 5% Total Revenue 100% 100% 100% 100% 100% 100% 100% 100% 100% Revenue Mix: Q1 2019 - Q1 2021

YoY Change Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Capitated Revenue 83% 111% 164% 148% 109% Other Revenue 73% 78% 89% 53% 72% Total Revenue 82% 110% 160% 142% 107% Direct Patient Expense 158% 146% 175% 97% 93% SG&A 65% 80% 88% 72% 66% Adjusted EBITDA(1) 180% 175% 216% 86% 77% $ millions Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Capitated Revenue $69.8 $77.5 $95.9 $100.7 $127.7 $163.9 $253.0 $249.6 $267.0 Other Revenue 4.4 4.1 5.4 6.6 7.6 7.3 10.2 10.1 13.1 Total Revenue 74.2 81.6 101.3 107.3 135.3 171.2 263.2 259.7 280.1 Third-Party Medical Costs 51.1 55.7 69.7 64.6 85.3 112.0 184.9 182.7 195.0 Direct Patient Expense 6.9 9.2 11.3 15.6 17.8 22.6 31.1 30.8 34.3 SG&A 12.7 12.2 14.6 19.6 21.0 21.9 27.4 33.7 34.9 Adjusted EBITDA(1) 4.6 5.9 7.3 9.4 12.9 16.2 23.1 17.5 22.8 (1) See slide 24 for Adjusted EBITDA Reconciliation Financial Summary: Q1 2019 - Q1 2021

Margin Analysis: Q1 2019 – Q1 2021 (1)Medical Claims Expense Ratio = Third-party Medical Costs / Capitated Revenue. (2) See slide 24 for Adjusted EBITDA Reconciliation % Total Revenue (except as noted) Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Medical Claims Expense Ratio(1) 73.2% 71.9% 72.7% 64.2% 66.8% 68.3% 73.1% 73.2% 73.0% Direct Patient Expense (% Total Rev) 9.3% 11.3% 11.2% 14.6% 13.2% 13.2% 11.8% 11.9% 12.2% SG&A (% Revenue) 17.1% 15.0% 14.4% 18.3% 15.5% 12.8% 10.4% 13.0% 12.5% Adj. EBITDA(2) (% Revenue) 6.2% 7.2% 7.2% 8.8% 9.5% 9.5% 8.8% 6.7% 8.1% YoY bp change Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Medical Claims Expense Ratio(1) N/A N/A N/A N/A (641) (354) 40 905 624 Direct Patient Expense (% Total Rev) N/A N/A N/A N/A 386 193 66 (268) (91) SG&A (% Revenue) N/A N/A N/A N/A (159) (216) (400) (529) (306) Adj. EBITDA(2) (% Revenue) N/A N/A N/A N/A 333 223 157 (202) (139)

Value-Based Contracts Capture Value Created by Improving Care Quality and Patient Outcomes Globally capitated or full-risk contracts with MA plans receive pre-negotiated per member per month (“PMPM”) premiums(1) Capitated providers are responsible for all medical costs outside their own centers PCPs proactively manage members to ensure the proper care is being provided in the right setting Keeping members healthy and avoiding medical cost wastage can dramatically reduce these costs Capitated providers cover all primary care and related costs at their own medical centers As capitated providers improve health outcomes, the more profitable they will be over time 1 2 3 4 Illustrative Value-Based Contract Economics 1 2 3 4 (1)Payments from CMS to MA plans adjusted to reflect patient health conditions and quality scores, so health plans are incentivized to work with quality providers of scale

Highly Attractive Mature MA Medical Center Unit Economics Medical Claims Expense Ratio =   (As % of revenue) Note:Analysis is intended to be illustrative for Medicare Advantage medical center membership at mature medical centers (defined as 85% capacity utilization). Excludes contribution from Affiliate business and Medicaid members. It also excludes FFS, pharmacy, and other revenues where there are no third-party medical expenses

: Platform Enables Strong Clinical Outcomes… Embedded across the Cano organization Aggregates, synthesizes and analyzes data using Cano proprietary algorithms Guides provider workflow resulting in improved clinical outcomes Generates quality and utilization reports for affiliates

: ...and Improves Operations and Acquisition Integration Manages patient scheduling, transportation Facilitates efficient member on-boarding, associate training Enables billing and coding directly from electronic medical records Rapid deployment at new acquisitions shortens integration time

Cano Health Serves Members Who are Slightly Older than the MA Average... % Population by Age Group Average Age 73 74 Source: Center for Medicare & Medicaid Services, Avalere Health Medicare Advantage Study, Cano Health Internal Analysis with Third-Party Support Note:The members in this analysis represented 57% of Cano Health’s South Florida at-risk Medicare membership in 2019 (1)Medicare Advantage benchmarks based on study done by Avalere Health (1)

…With a Higher Prevalence of Chronic Conditions… % Population with Chronic Conditions Source: Center for Medicare & Medicaid Services, Avalere Health Medicare Advantage Study, Cano Health Internal Analysis with Third-Party Support Note:The members in this analysis represented 57% of Cano Health’s South Florida at-risk Medicare membership in 2019. Medical Claims Expense includes Part A, Part B, and Part D of Medicare (1)Medicare Advantage benchmarks based on study done by Avalere Health (1)

… and Improves Medical Claims Expenses with Member Tenure Medical Claims Expense Ratio(1) Performance Across Chronic Conditions Source:Cano Health Internal Analysis with Third-Party Support Note:The members in this analysis represented 57% of Cano Health’s South Florida at-risk Medicare membership in 2019. Medical Claims Expense includes Part A, Part B, and Part D of Medicare (1)Reflects ratio of third-party medical claims expense divided by capitated revenue

Medical Claims Expense Ratios Strong for Members with Multiple Chronic Conditions Medical Claims Expense Ratio(1) Performance in Members with Multiple Chronic Conditions Source:Cano Health Internal Analysis with Third-Party Support Note:The members in this analysis represented 57% of Cano Health’s South Florida at-risk Medicare membership in 2019. Medical Claims Expense includes Part A, Part B, and Part D of Medicare (1)Reflects ratio of third-party medical claims expense divided by capitated revenue

Medical Claims Expense Ratio is Lower for Older Members Medical Claims Expense Ratio(1) Performance by Age Group Source:Cano Health Internal Analysis with Third-Party Support Note:The members in this analysis represented 57% of Cano Health’s South Florida at-risk Medicare membership in 2019. Medical Claims Expense includes Part A, Part B, and Part D of Medicare (1)Reflects ratio of third-party medical claims expense divided by capitated revenue

Member Touchpoints Have Remained Consistent Through COVID-19 In-Person and Telehealth Visits Per Month Per 1,000 Members(1) (1)Based on primary care provider visits of Cano Health’s medical center at-risk Medicare members (excluding HP) Televisits help provide continuity of care and maintain bonds with members

Cano Health's Clinical Success Through COVID-19 Is Proven

Cumulative COVID-19 Incidence

(Cumulative COVID-19 incidents per 100k)



10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21

Cumulative COVID-19 Hospitalizations

(Cumulative COVID-19 hospitalizations per 100k)



1,600
1,400
1,200
1,000
800
600
400
200
-
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Cano
FL Counties

Cumulative COVID-19 Mortality

(Cumulative COVID-19 mortality per 100k)



900
800
700
600
500
400
300
200
100
-
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21

Clinical studies prove Cano Health's proactive and coordinated approach to primary care improves clinical outcomes among the most vulnerable to illness

CanoHealth

Note: Based on a Cano study comparing COVID-19 incidents, hospitalizations and mortality per 100k in its medical center model managed care patients over the age of 65 vs. COVID-19 incidents, hospitalizations and mortality per 100k of patients aged 65+ in the Florida counties Cano Health operates in; data from 4/1/2020 – 1/31/2021; comparative analysis not age and gender adjusted

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Cano Health is a Preferred Partner of Multiple Health Plans Cano Health is a top provider by quality for Humana, United and Anthem

Multi-Pronged Growth Strategy: Tampa Case Study Cano Health has a proven history of using its multi-pronged growth strategy to build scale and density in individual markets Commentary # of Centers 5 7 8 (1)EBITDA contribution beginning in March 2018 34% MA Membership CAGR (1) In Tampa, Cano Health has used its multi-pronged strategy to drive robust growth with multiple payers 1Q18:  Entered market with acquisition of two medical centers and affiliate network 3Q18:  Opened first de novo medical center 4Q18:  Converted two affiliates to owned centers 2019:  Opened one de novo and converted one affiliate to owned center  2020:  Opened one de novo

Illustrative Cano Medicare De Novo Center Ramp Consistent and successful track record of growing de novos Medicare At-Risk Year 0(1) Year 1 Year 2 Year 3 % of Capacity(2) 8% 24% 44% 56% Member Months 500 5,000 10,000 15,000 Members at Year End 200 600 1,100 1,400 Premium PMPM $981 $1,037 $1,113 $1,145 Total Revenue(3) $0.5 $5.2 $11.1 $17.2 Total EBITDA(4) ($0.3) ($0.9) $0.1 $1.8 (1)Includes de novo contribution for half year (2)Based on assumed medical center capacity of 2,500 members (3)Excludes care coordination revenue (4)Excludes corporate allocation (PMPM in $, revenue and EBITDA in $ millions)